FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2010

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Glen Street, Suite 308 Glen Cove, New York 11542		11542
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compliance Systems Corporation (the “Corporation”) accepted the written resignation of William Thomas Eley (“Eley”) from his position as a director of the Corporation effective June 14, 2010.

On June 15, 2010, Execuserve Corp., a Virginia corporation and wholly owned subsidiary of the Corporation, entered into an Independent Sales Representative Agreement with EPC, LLC, a Virginia limited liability company of which Eley is a principal member.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit
Number	Exhibit Description
10.1	Independent Sales Representative Agreement, dated June 15, 2010, between Execuserve Corp. and EPC, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2010	Compliance Systems Corporation

	By:	/s/ Barry M. Brookstein
Barry M. Brookstein, CFO